UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	WWR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Wednesday May 10, 2023 at 9:00 AM Central Time, Westwater Resources, Inc. (the “Corporation”) convened at its Annual General Meeting of Stockholders via an on-line virtual website (the “Annual Stockholder Meeting”).

At the Annual Stockholder Meeting, five proposals were submitted to the stockholders for approval as set forth in the definitive Proxy Statement as filed with the SEC on March 14, 2023 (the “Proxy Statement”). As of the record date, March 13, 2023, a total of 49,999,759 shares of common stock of the Corporation were issued and outstanding and entitled to vote. The holders of record of 25,615,164 shares of common stock were present in person or represented by proxy at said meeting. Such amount represented 51.23% of the shares entitled to vote at such meeting and constituted a quorum in accordance with the applicable provisions of the By-Laws of the Corporation. The five proposals submitted to the stockholders for approval were to:

1.	Elect as directors the five nominees named in the Proxy Statement.

2.	Approve an amendment to the Corporation’s 2013 Omnibus Incentive Plan as amended (the “Incentive Plan”) to increase the authorized number of shares of common stock available and reserved for issuance under such Incentive Plan by 1.5 million shares.

3.	Provide advisory approval of the Corporation’s executive compensation.

4.	Provide advisory approval on the frequency of future advisory votes on the Corporation’s executive compensation.

5.	Ratify the appointment of Moss Adams LLP as the Corporation’s independent registered public accountant for 2023.

At the Annual Stockholder Meeting, the stockholders approved five of the four proposals submitted. A summary of the matters voted upon by the stockholders is set forth below:

Proposal 1 – Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Terence J. Cryan	8,471,364	783,167	16,360,633
Frank Bakker	8,675,842	578,689	16,360,633
Tracy D. Pagliara	7,574,304	1,680,227	16,360,633
Karli S. Anderson	8,675,482	579,049	16,360,633
Deborah A. Peacock	8,627,748	626,783	16,360,633

The stockholders elected the five nominees to the Board of Directors of the Corporation to serve until their respective terms expires and until their successors are elected and qualified.

Proposal 2 – Approval of an Amendment to the Incentive Plan

For	Against	Abstain	Broker Non-Votes
7,607,632	1,402,436	244,463	16,360,633

The stockholders approved the Incentive Plan amendment to increase the authorized number of shares of common stock available and reserved for issuance under such plan by 1.5 million shares.

Proposal 3 – Non-binding Advisory Approval of Executive Compensation Practices

For	Against	Abstain	Broker Non-Votes
7,730,257	1,297,370	226,904	16,360,633

The stockholders approved the nonbinding advisory approval of the Corporation’s executive compensation practices disclosed in the Corporation’s Proxy Statement.

Proposal 4 – Non-binding, Advisory Vote on Frequency of Advisory Votes on Executive Compensation

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
8,150,215	206,346	246,830	651,139	16,360,633

The stockholders approved, on a non-binding, advisory basis, a frequency of future advisory votes on executive compensation every year disclosed in the Corporation’s Proxy Statement.

Proposal 5 – Ratification of the appointment of Moss Adams LLP

For	Against	Abstain	Broker Non-Votes
24,121,912	834,110	659,142	0

The stockholders approved the ratification of the appointment of Moss Adams LLP as the Corporation’s independent registered public accountant for 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

WESTWATER RESOURCES, INC.

By:	/s/Steven M. Cates

Name:	Steven M. Cates
Title:	Senior Vice President–Finance and Chief Financial Officer